SCHEDULE 14C(Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934.

Check the appropriate box:

[ ]Preliminary Information Statement
[ ]Confidential, for Use of the Commission Only (as permitted by
   Rule 14c-5(d)(2)
[x]Definitive Information Statement.

                            FOOD TECHNOLOGY SERVICE, INC.
                  (Name of Registrant as specified in its Charter)

                                      None

             (Name of person(s) Filing Information Statement, if Other
                            Than the Registrant)

[ ]Payment of filing fee (check the appropriate box):
[x]No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]Fee paid previously with preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed: